SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 3, 2007

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into, or Amendment of, a Material Definitive Agreement

On July 3, 2007, Washington Real Estate Investment Trust (the “Trust”), in connection with the Trust’s previously announced amended and restated solicitation of consents (the “Consent Solicitation”) from holders of the Trust’s outstanding 6.898% Mandatory Par Put Remarketed Securities due February 2018, 5.95% Notes due June 2011, 5.05% Notes due May 2012, 5.125% Notes due March 2013, 5.25% Notes due January 2014, 5.35% Notes due May 2015 and 7.25% Notes due February 2028 (collectively, the “Notes”), entered into a Supplemental Indenture, dated as of July 3, 2007, by and between the Trust and the Bank of New York Trust Company, N.A. as trustee (the “Supplemental Indenture”), supplementing that certain Indenture, dated as of August 1, 1996, pursuant to which the Notes were issued (the “Indenture”).

The Supplemental Indenture effects (i) amendments to the Trust’s debt covenants contained in Section 1101 of the Indenture; (ii) a new covenant regarding an interest rate adjustment, for the sole benefit of the holders of the Notes; and (iii) an amendment requiring the Trust to obtain the consent of holders of not less than a majority in principal amount of the Outstanding Securities (as such term is defined in the Indenture) of each affected series in connection with future supplemental indentures (collectively, the “Amendments”). The Amendments are more fully described in the Trust’s Amended and Restated Consent Solicitation Statement dated June 26, 2007 (which was filed as Exhibit 99.1 to the Trust’s Report on Form 8-K dated June 27, 2007) (the “Amended Statement”), and as supplemented on June 28, 2007 (which was filed as Exhibit 99.1 to the Trust’s Report on Form 8-K dated June 28, 2007) (the “Supplement”). The sections entitled “The Purpose of the Solicitation—Description of Proposed Amendments” and “Interest Rate Adjustment” of the Amended Statement and the section entitled “Interest Rate Adjustment” of the Supplement are hereby incorporated by reference herein. The holders of 97.23% of the principal amount outstanding Notes delivered their consents pursuant to the Consent Solicitation Statement.

A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1.

Item 3.03	Material Modification to Rights of Security Holders

The information contained in Item 1.01 is incorporated by reference.

Item 7.01.	Regulation FD Disclosure.

On July 5, 2007, the Trust issued a press release announcing the completion of the Consent Solicitation. A copy of the press release announcing the completion of the Consent Solicitation is attached hereto as Exhibit 99.1.

The information in this report, being furnished pursuant to Item 7.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

4.1	Supplemental Indenture by and between the Trust and the Bank of New York Trust Company, N.A. dated as of July 3, 2007.

99.1	Press release dated July 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

By:	/s/ Sara Grootwassink
(Signature)
Sara Grootwassink
Chief Financial Officer

July 5, 2007

Exhibit Index

Exhibit No.	Description

4.1	Supplemental Indenture by and between the Trust and the Bank of New York Trust Company, N.A. dated as of July 3, 2007.

99.1	Press release dated July 5, 2007.